POWERING GLOBAL INVESTMENTS September 9, 2014 Barclays Global Financial Services Conference 2014 Gerald Hassell Chairman and Chief Executive Officer Exhibit 99.1

Barclays Global Financial Services Conference 2014
Cautionary Statement
A number of statements in our presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the “Corporation”)
expectations regarding: continued growth in investment management and investment services fees; abatement of net maturities in corporate trust; high revenue margin fees; relative operating margin improvement; upside to higher short-term interest rates; capital plans and position; the benefits of a combined investment management and investment services and long-term growth potential; run rate savings of continuous process improvements; gain and savings associated with the sale of One Wall Street; client technology solutions and business excellence plans; positioning for earnings growth and outperformance; commitment to expense reduction;
compliance with regulatory requirements; and financial flexibility; and statements regarding the Corporation’s aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, estimates, intentions, targets, opportunities and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control).
Actual results may differ materially from those expressed or implied as a result of the factors described under “Forward Looking
Statements” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013 (the
“2013 Annual Report”), and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Such
forward-looking statements speak only as of September 9, 2014, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.
Non-GAAP Measures: In this presentation we may discuss some non-GAAP adjusted measures in detailing the Corporation’s performance. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance. Additional disclosures relating to non-GAAP adjusted measures are contained in the
Corporation’s reports filed with the SEC, including the 2013 Annual Report and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, available at
www.bnymellon.com/investorrelations.

Barclays Global Financial Services Conference 2014
Twin Engines of Growth
— Investment Services
— Investment Management
Largest global custodian with $28.5T in AUC/A
$1.6T in AUM -- one of three largest Asset Managers owned by the eight U.S. G-SIB peers
Annuity Fee Revenue Stream
Fee revenue – 79% of total revenue
Growth with minimal credit risk or need for incremental capital
Continuous Process of Expense Management Staffing, real estate footprint, technology, procurement and corporate services
High Payout while maintaining Strong Capital / High Ratings
Estimated Basel III Common Equity Tier 1 Ratio of 10%¹
Credit ratings ranked among highest in G-SIB peer group
2013 total payout ratio of 83% -- top quartile versus CCAR Banks
Positioned for earnings growth
Investing in organic growth
Continuing to aggressively manage costs
Poised to benefit as markets return to normal conditions
Investments Company for the World
Strategically Well Positioned for Outperformance

1 Fully phased-in advanced approach at June 30, 2014. This represents a Non-GAAP measure. See Appendix for reconciliation.
Additional disclosure regarding this measure and other Non-GAAP adjusted measures is available in the Corporation’s reports filed with the SEC, available at
www.bnymellon.com.

Barclays Global Financial Services Conference 2014 The Investments Company for the World Expertise Across the Investment Lifecycle 3 NOTE: See additional disclosures in Appendix.

Barclays Global Financial Services Conference 2014
The Investments Company for the World
Global Market Leadership
Corporate
Trust
#1 Global corporate trust service provider
Treasury
Services
Top 5 in U.S.D. payments
Global Markets Client-driven trading
Global Collateral
Services
Leveraging the breadth of Investment Services
* Consolidated revenue and pretax income include the Other segment.  LTM =Last twelve months
Pretax income for Investment Services and Investment Management exclude amortization of intangible assets. See Appendix for revenue and pretax income reconciliation.
Rankings reflect BNY Mellon’s size in the markets in which it operates and are based on internal data as well as BNY Mellon’s knowledge of those markets. See Appendix for additional details regarding these rankings.
Asset Servicing
Largest global custodian ranked by Assets
Under Custody / Administration
Alternative
Investment Services
#3 fund administrator
Broker-Dealer
Services
#1 (U.S.), growing globally
Pershing #1 clearing firm U.S., U.K., Ireland, Australia
Depositary
Receipts
#1 in market share (~60%)
Asset
Management
Top 10 global asset manager
Consolidated Revenue of ~$14.8B and Pretax Income of ~$3.5B – LTM 6/30/14*
Investment Management
(46% non-U.S. revenue)
Investment Services
(36% non-U.S. revenue)
Wealth
Management
#7 U.S. wealth manager
Revenue: ~$10.0B
Pretax Income: ~$2.8B
Revenue: ~$4.0B
Pretax Income: ~$1.0B

Barclays Global Financial Services Conference 2014
Continued Fee Income Growth

Performance Drivers*
• AUM, +40%
Performance Drivers*
• Higher core Asset Servicing, Clearing Services and Treasury
Services fees:
1 Investment Management fees are Non-GAAP adjusted: excludes the impact of money market fee waivers.
2 Investment Services fees are Non-GAAP adjusted: excludes Issuer Services, Securities Lending fees and the impact of money market fee waivers.
See Appendix for reconciliation. Additional disclosure regarding these measures and other Non-GAAP adjusted measures is available in the Corporation’s reports filed with the SEC, available at
www.bnymellon.com.
– Net AUM inflows of $188B
– Higher market values
– AUC/A, + 18%
– Continued new AUC/A wins
– Growth in Global Collateral Services
– Average long-term mutual funds assets,
+80%; global DARTs volume, +13%
– Higher market values
– Higher payment volumes
* Growth rates reflect growth between 12/31/10 and 6/30/14.

Barclays Global Financial Services Conference 2014
Although the Macro Environment Has Been Challenging…

Performance Drivers
1 High-margin revenue share represents high-margin revenue as a percentage of GAAP revenue, adjusted for one-time items.  High-margin revenue is Non-GAAP adjusted and consists of foreign exchange revenue & other trading, net interest revenue, performance fees, securities lending fees, investment & other income, issuer services fees, net securities gains/losses, and adjusted for one-time items. See Appendix for reconciliation.
Additional disclosure regarding this measure and other Non-GAAP adjusted measures is available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com.
– Lower Corporate Trust fees
– Decline of structured debt markets
Continued maturities of high value
structured debt securitizations
Net maturities impact expected to abate in
15 to 21 months
Issuer Services
Net Interest Revenue and Money Market Fee Waivers
– Impacted by market rates and narrower spreads
(NIR)
Foreign Exchange
– Lower volumes and volatility
Securities Lending
– Persistently low short-term interest rates and lower
volumes

Barclays Global Financial Services Conference 2014
… Delivered Operating Margin Improvement

Performance Drivers
LTM operating margin improved  over 110 bps through both
revenue growth and expense actions
In 2Q14, expenses 1 declined 2% sequentially and 4%
year-over-year
We will continue aggressive, but prudent actions to drive
performance:
Rationalizing our staffing and automating processes;
$120MM severance charge taken in 2Q14 and over
$100MM in expected annual expense savings
Sale of One Wall Street resulted in $345MM pre-tax gain
and reduction of ~750,000 square feet in New York City
Consolidating custody and fund accounting platforms
Developing a common architecture and insourcing
application development to reduce costs
26%
26%
15%
17%
19%
21%
23%
25%
27%
29%
31%
33%
35%
LTM - 6/30/13 LTM - 6/30/14
27%
28%
+112 bps
Core Margin²
Adj. Margin²
(excl. Fee Waiver Impact)
1 Total noninterest expense is Non-GAAP adjusted and excludes amortization of intangible assets, M&I, litigation and restructuring charges and the charge (recovery) related to investment management funds, net of incentives.
2 “Core” denotes GAAP figures adjusted for: net securities gains (losses), accretion discount, FTE adj., intangible amortization, M&I, litigation & restructuring expense, provision for credit losses and other one-time items. “Adj.
Margin” denotes Core margin figures adjusted for money market fee waivers associated revenue / expenses.
See Appendix for reconciliations. Additional disclosure regarding these measures and other Non-GAAP adjusted measures is available in the Corporation’s reports filed with the SEC, available at
www.bnymellon.com.

Barclays Global Financial Services Conference 2014
Significant Further Upside to Higher Short-Term Interest Rates
1 Assumes no change in client behavior.

($ millions)
2 Both short-term and long-term rates move in four equal quarterly increments.  See Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, available at www.bnymellon.com/investorrelations.
* Represents the pretax income impact from money market fee waivers; includes an estimated impact to related compensation expense.
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2011 2012 2013 LTM-6/30/14
Net Interest Revenue (NIR)
0.80%
1.00%
1.20%
1.40%
1.60%
-$500
-$300
-$100
2009 2010 2011 2012 2013 LTM
- 6/30/14
0%
20%
40%
60%
80%
100%
0 25 50 75 100
~70% of fee waivers
(pretax) recovered if
rates rise by 50 bps ¹
Rapid Recovery of Fee Waivers
With Rising Short-Term Interest Rates
Increase in Interest Rates (bps)
$364
$426
$200
$300
$400
$500
+100 bps +200 bps
Net Interest Revenue (NIR)
Money Market Fee Waivers *
Pretax Trend
Continued Pressure
on NIR / NIM
Net Interest Revenue Sensitivity
Parallel Rate Ramp
Versus Baseline²
($172)
($204)
($53)
($243)
($94)
($38)
($259)
($321)
($108)
($351)
($125)
($81)
Net Interest Margin (NIM)
Investment Services
Investment Management
Net Interest
Revenue (FTE)
Net Interest
Margin
Opportunity for
Significant Upside
1.36%
1.21%
1.13%
1.07%
$3,028
$3,072
$3,048
$3,011

Barclays Global Financial Services Conference 2014
Strong Capital Position and Capital Return

BNY Mellon’s Common
Shares Outstanding
Below Pre-Crisis Level
Top Shareholder Return of
Capital Under 2014 CCAR
Common Share Count Change Since Pre-
Crisis²
2014 CCAR Total Payout¹
SOURCE: Federal Reserve – Dodd-Frank Act Stress Test (DFAST) 2014: Supervisory Stress Test Methodology and Results; payout as a percentage of 2014E IBES Net Income as of 3/26/14, repurchases net of equity due to employee compensation with 2014 amount assumed to be equal to 2013 amount.
1 Information regarding our peers’ payout ratios is derived from their public filings.
2 Represents G-SIBs: Pre-crisis defined as of 9/30/07, share count as of 6/30/07 in cases where data undisclosed as of 9/30/07; current data as of 9/3/14; SNL Financial (share count data).
Barclays Global Financial Services Conference 2014
28%
38%
24%
19% 19%
34%
25%
18%
31%
29%
28%
26%
23%
26%
32%
14% 15%
61%
49%
61%
63%
63%
46%
50%
55%
38%
40%
34%
24%
89%
87%
84%
82%
81%
80%
75%
73%
69%
68%
62%
50%
49%
48%
32%
14%
15%
3% 3%
BK NTRS STT AXP DFS WFC KEY COF USB FITB PNC STI RF JPM BBT GS MS C BAC
(100.0)% 0.0% 100.0% 200.0% 300.0% 400.0% 500.0% 600.0%
RBS
C
UniCredit
DB
BARC
BAC
Mizuho
Santander
UBS
MS
SocGen
Sumitomo
STAN
HSBA
BBVA
ACA
WFC
NDA SEK
CSGN
BNP
Mitsubishi
JPM
STT
BoC
ICBC
GS
BK
910%
2014 Dividend Payout 2014 Share Repurchases

Barclays Global Financial Services Conference 2014
Investment Management – Diverse AUM and Fee Mix
Multi-Boutique Model
& Wealth Management
* Minority ownership or joint venture.  See additional Investment Management disclosures in Appendix.
NEWTON
CASH
INVESTMENT
STRATEGIES
SIGULER
GUFF*
MELLON
CAPITAL
THE
BOSTON
COMPANY
CENTER-
SQUARE
STANDISH
EACM HAMON*
INSIGHT
ALCENTRA
WALTER
SCOTT
ARX
MERITEN

ASSETS UNDER MANAGEMENT
1
$1.6 trillion (6/30/2014)
CASH
ACTIVE FIXED
INCOME
ACTIVE EQUITY
ALTERNATIVES
INDEX
$282B
$66B
$275B
17%
14%
4%
17%
21%
LIABILITY-DRIVEN
INVESTMENTS
$436B 27%
$224B
$353B
1 LDI AUM includes Overlay assets.
2 Fee revenue is calculated as follows: Total 2Q14 Investment management fees, distribution fees and transfer fees, net of distribution expense, annualized.  See Appendix for fee revenue reconciliation. Additional disclosure regarding this measure and other Non-GAAP adjusted measures is available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com.
49%
5%
4%
9%
20%
13%
FEE REVENUE (Non-GAAP) 2
$3.1 billion

Barclays Global Financial Services Conference 2014
Investment Management – Strong Margins

NOTE:   Pre-tax margins adjusted to exclude amortization expense with revenues net of distribution expense, and non-recurring items where applicable. Average excludes BNY Mellon.
¹ Adjusted to exclude fee waivers for BNY Mellon and all peers, where applicable and disclosed.
* Information regarding our peers is derived from their public filings and may not be directly comparable to BNY Mellon’s calculations.
Strong Investment Management margin on par with peers
Taking into account AUM mix, BNY Mellon’s performance is above the line
Barclays Global Financial Services Conference 2014
21%
30%
30%
32%
32%
35%
37%
49%
24% 24%
32%
34%
36%
41%
42%
49%
GSAM AB LM JPM AM SSGA JNS BNYM AMG IVZ BEN BLK EV TROW
2013 Avg. P-T Mgn: 33%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
0.0% 20.0% 40.0% 60.0% 80.0% 100.0%
Equity and Other as % AuM
T. Rowe Price
Legg
Mason
AllianceBernstein
Affiliated Managers
JPMorgan AM
State Street
Eaton Vance
BNY Mellon¹
GSAM
Janus
Invesco
Franklin Resources
BlackRock
2013 AUM Mix vs. Pre-Tax Margin¹

Barclays Global Financial Services Conference 2014
Investment Management & Investment Services
Combined Platform Continues to Drive Performance
Investment Management
Central to BNY Mellon’s Franchise
Asset Flows
Enhanced by BNY Mellon’s Platform
Acquisitions Thriving
Under BNY Mellon’s Ownership
• Highly successful contributor to
earnings
• Minimal balance sheet usage
• Positive to BNY Mellon’s credit
ratings and stress test performance
• Corporate brand and excellent
credit ratings are attractive to large,
sophisticated investors
• Strong long-term growth potential
• Liability-Driven Investments (LDI)
• Index and money market products

NOTE: Represents estimated internal rate of return of
large acquisitions (>$100MM), since acquisition
through 12/31/13.
Internal Rate of Return
• Successfully leveraging BNY Mellon’s
capabilities
– Strong financial position of Holding
Company parent is attractive to client
base
– Attractive cross-selling opportunities for
Investment Services’ clients

Barclays Global Financial Services Conference 2014
Continuing to Strengthen Our Franchise

Organizational Realignment
Curtis Arledge
• CEO Investment Management
Brian Shea
• Head of Client Service Delivery and Client Technology Solutions
Enhancing Our Board
Jeffrey Goldstein
(April 2014)
• Significant finance, banking, government, economics, global markets and corporate strategy experience
John Hinshaw
(Sep. 2014)
• Proven technology leader having served in progressively more complex, global technology roles across several different industries
New Role
• Markets Group
• CEO Investment Services
– Global Markets
– Global Collateral Services
– Prime Services

Strong Shareholder Returns

YTD – 9/5/2014
2012 Total Shareholder Return
2013 Total Shareholder Return
NOTE: G-SIB Peer Group includes: HSBC, JPM, BARC, BNP, C, DBK, BAC, CSGN, GS, ACA, MTU, MS, RBS, UBS, Bank of China, BBVA, ICBC, MFG, NDA, SAN, GLE, STAN,
STT, SMFG, UCG, WFC. Proxy Peers include:  BLK, SCHW, BEN, JPM, MS, NTRS, PNC, PRU, STT, USB, WFC.
Performance (%)
YTD
BNY Mellon 15%
Trust Peers Average 7
Proxy Peer Median 7
S&P 500 10
G-SIB Peer Group 3
Barclays Global Financial Services Conference 2014

Barclays Global Financial Services Conference 2014
Twin Engines of Growth
— Investment Services
— Investment Management
Largest global custodian with $28.5T in AUC/A
$1.6T in AUM -- one of three largest Asset Managers owned by the eight U.S. G-SIB peers
Annuity Fee Revenue Stream
Fee revenue – 79% of total revenue
Growth with minimal credit risk or need for incremental capital
Continuous Process of Expense Management
Staffing, real estate footprint, technology, procurement and corporate services
High Payout while maintaining Strong Capital / High Ratings
Estimated Basel III Common Equity Tier 1 Ratio of 10%
Credit ratings ranked among highest in G-SIB peer group
2013 total payout ratio of 83% -- top quartile versus CCAR Banks
Positioned for earnings growth
Investing in organic growth
Continuing to aggressively manage costs
Poised to benefit as markets return to normal conditions
Investments Company for the World
Strategically Well Positioned for Outperformance

1 Fully phased-in advanced approach at June 30, 2014.  This represents a Non-GAAP measure.  See Appendix for reconciliation.
Additional disclosure regarding this measure and other Non-GAAP adjusted measures is available in the Corporation’s reports filed with the SEC, available at
www.bnymellon.com.
1

APPENDIX

Barclays Global Financial Services Conference 2014
Reconciliation Schedule
Business - Revenue and Pretax Income
* Consolidated totals include the Other segment. Pretax metrics for Investment Services and Investment Management exclude the impact of intangible amortization.
INVESTMENT SERVICES
INVESTMENT MANAGEMENT
CONSOLIDATED TOTAL
INVESTMENT SERVICES
REVENUE
$ MILLION
INVESTMENT MANAGEMENT
CONSOLIDATED TOTAL
2,568
949
803
3Q13
$3,783
260
$1,002
PRETAX INCOME
$ MILLION
2,470
1,061
648
4Q13
$3,611
301
$728
2,477
970
699
1Q14
$3,647
277
$926
2,513
1,036
689
4Q14
$3,745
202
$811
2,839
1,040
$3,467
10,028
4,016
LTM
6/3014
$14,786

Barclays Global Financial Services Conference 2014
Reconciliation Schedule
Investment Management & Performance Fees / Investment Services Fees (Adj.)
($millions)
Investment Management & Performance Fees
2011 2013 LTM 6/30/13 LTM 6/3014
Investment management and performance fees $2,998 $3,385 $3,281 $3,449
(+)  Investment management money market fee waivers 225 276 221 309
Total $3,223 $3,661 $3,502 $3,758
($millions)
Investment Services Fees (Adj.)
2011 2013 LTM 6/30/13 LTM 6/3014
Investment services fees $6,499 $6,689 $6,523 $6,719
(-) Issuer services fees 1,252 1,087 1,053 1,016
(-) Securities lending revenue 146 117 138 112
(+)  Investment services money market fee waivers 203 292 239 321
Total $5,304 $5,777 $5,571 $5,912

Barclays Global Financial Services Conference 2014
Reconciliation Schedule
High Margin Revenue as a Percent of Total Revenue
($millions)
High Margin Revenue as a Percent of Total Revenue
2011 2013 LTM 6/30/13 LTM 6/3014
Total Revenue  - Adjusted $14,798 $15,039 $14,791 $14,961
Foreign exchange & other trading 848 674 690 571
Net interest revenue (non-FTE) 2,984 3,009 2,950 2,980
Performance fees 93 130 115 130
Securities lending fees 183 155 179 150
Investment & other income 524 482 642 353
Issuer services fees 1,446 1,090 1,056 1,019
Securities gains/(losses) 48 141 152 101
Gain (loss) related to an equity investment (pre-tax) - (9) (184) 175
Total High-Margin Revenue* $6,124 $5,671 $5,599 $5,479
% of Total Revenue - Adjusted 41% 38% 38% 37%
*Total High-Margin Revenue may not sum due to rounding

Barclays Global Financial Services Conference 2014
Reconciliation Schedule
Operating Margin
($millions)
LTM 6/30/13 LTM 6/30/14
Total Revenue - GAAP $14,975 $14,786
Net securities gains(losses) (152) (100)
Loss (gain) on equity investments & asset sales (184) 175
Accretable discount (237) (194)
Earnings attributable to non-controlling Interest (92) (62)
FTE adjustment 59 68
Core Revenue $14,369 $14,673
Fee Waiver Revenue 532 677
Adjusted Core Revenue $14,900 $15,350
Total Expense – GAAP $11,180 $11,341
Amortization of intangible assets (370) (313)
M&I, litigation & restructuring (124) (128)
Admin error charge (recovery) (28) (104)
Core Expense $10,658 $10,796
Fee waiver expense
184 200
Adjusted Core Expense $10,842 $10,996
Core Pre-Tax Income $3,711 $3,877
Core Pre-Tax Margin 26% 26%
Adjusted Core Pre-Tax Income $4,059 $4,354
Adjusted Core Pre-Tax Margin 27% 28%
*Figures may not foot due to rounding

Barclays Global Financial Services Conference 2014
Reconciliation Schedule
Net Interest Margin (LTM-6/30/14)

Net Interest Margin (FTE)   ($millions)
3Q13 4Q13 1Q14 2Q14 2Q14 LTM
Net Interest  Revenue (FTE)
$787 $781 $744 $736 $3,048
Average Interest-earning Assets
$285,519
FTE - fully taxable equivalent
Net Interest Margin (FTE)           1.07%

Barclays Global Financial Services Conference 2014
Investment Management Fee Revenue Reconciliation
Reconciliation Schedule

INVESTMENT MANAGEMENT FEES
(EXCLUDING PERFORMANCE FEES)
DISTRIBUTION AND SERVICING FEES
DISTRIBUTION AND SERVICING EXPENSE
SUBTOTAL
$ MILLION
$852
$41
$782
2Q14
(111)
TOTAL (ANNUALIZED) X4 $3,128

Barclays Global Financial Services Conference 2014
Reconciliation Schedule
Investment Management Operating Margin

Pre-tax Operating Margin –
Investment Management   ($millions)
1Q13 2Q13 3Q13 4Q13 FY 2013
Income before taxes – GAAP
$206 $271 $225 $266 $968
Add:  Amortization of intangible assets
39 39 35 35 148
Add:  Money market fee waiver
21 24 30 33 108
Add:  Charge (recovery) related to investment management funds
39 (27) 12
Income before taxes excluding amortization of intangibles assets, money market fee waivers and the charge (recovery) related investment management funds – Non-GAAP
$305 $307 $290 $334 $1,236
Total Revenue - GAAP
$943 $975 $949 $1,061 $3,928
Less:  Distribution and servicing expense
104 110 107 108 429
Less:  Money market fee waivers benefiting distribution and
servicing expense
36 35 38 38 147
Add:  Money market fee waivers impacting total revenue
57 59 68 71 255
Total revenue net of distribution and servicing expense and excluding money market fee waivers –
Non-GAAP
$860 $889 $872 $986 $3,607
Pre-tax operating margin excluding amortization of intangibles assets, money market fee waivers and the charge (recovery) related to investment management funds, and net of distribution and servicing expense –
Non-GAAP¹
34%
1 Income before taxes divided by total revenue.

Barclays Global Financial Services Conference 2014
Reconciliation Schedule
Operating Expenses
1 Represents a non-GAAP adjusted measure. Additional disclosure regarding this and other non-GAAP adjusted measures is available in the Corporation’s reports filed with the SEC, including our Form 10-Q for the quarter ended June 30, 2014, available at
www.bnymellon.com/investorrelations.
Noninterest Expense   ($millions)
2Q14 1Q14 2Q13
Total noninterest expense – GAAP
$2,946 $2,739 $2,822
Amortization of intangible assets
(75) (75) (93)
M&I, litigation and restructuring charges
(122) 12 (13)
Charge (recovery) related to investment management funds, net of incentives and severance expense
(109) 5   27
Adjusted Noninterest Expense 1 $2,640 $2,681 $2,743
Adjusted Noninterest Expense                  (2)               (4)

Barclays Global Financial Services Conference 2014
Reconciliation Schedule
Estimated Common Equity Tier 1 Ratio, Fully Phased-in
($millions)
Basel III Capital Components and Ratios at June 30, 2014
Fully phased-in
Basel III
Common Equity $36,764
Goodwill and Intangible Assets (19,925)
Net Pension Fund Assets (106)
Equity Method Investments (430)
Deferred Tax Assets (17)
Other (9)
Total Common Equity Tier 1 $16,277
Risk-weighted Assets – Standardized Approach $158,168
Risk-weighted Assets – Advanced Approach $162,072
Estimated Basel III CET1 ratio –
Standardized Approach (Non-GAAP)
1 10.3%
Estimated Basel III CET1 ratio –
Advanced Approach (Non-GAAP)
1 10.0%
1Represents a non-GAAP adjusted measure.  Additional disclosure regarding this measure and other non-GAAP adjusted measures are available in the Corporation’s reports filed with the SEC, including our Form 10-Q for the quarter ended June 30, 2014, available at
www.bnymellon.com/investorrelations.
At June 30, 2014, the estimated fully phased-in Basel III CET1 ratios are based on our interpretation of the final rules released by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) on July 2,
2013 (the “Final Capital Rules”), which are being gradually phased-in over a multiyear period. The estimated fully phased-in Basel III CET1 ratios assume all relevant regulatory model approvals. The Final Capital Rules require approval by banking regulators of certain models used as part of risk-weighted asset calculations. If these models are not approved, the estimated fully phased-in capital ratios would likely be adversely impacted.
See additional disclosures in our Form 10-Q for the quarter ended June 30, 2014, available at
www.bnymellon.com/investorrelations.

Barclays Global Financial Services Conference 2014
Dodd-Frank Act Stress Test – Severely Adverse Scenario
Impact on Tier 1 Common Equity Ratio
Bank Holding Company
Ticker/
Identifier
Tier 1 Common Ratio (%) Stress
Impact
Actual Q3 2013 Ending Minimum
American Express Company AXP 12.8 14.0 12.1 0.7
BNY Mellon BK 14.1 16.1 13.1 1.0
BB&T Corporation BBT 9.4 8.4 8.4 1.0
SunTrust Banks STI 9.9 9.0 8.8 1.1
U.S. Bancorp USB 9.3 8.3 8.2 1.1
PNC Financial Services Group PNC 10.3 9.0 9.0 1.3
Northern Trust Corporation NTRS 13.1 11.7 11.7 1.4
Discover Financial Services DFS 14.7 13.7 13.2 1.5
Fifth Third Bancorp FITB 9.9 8.4 8.4 1.5
Ally Financial ALLY 7.9 6.3 6.3 1.6
KeyCorp KEY 11.2 9.3 9.2 2.0
Regions Financial Corporation RF 11.0 9.0 8.9 2.1
Comerica Incorporated CMA 10.7 8.6 8.6 2.1
State Street Corporation STT 15.5 14.7 13.3 2.2
Wells Fargo & Company WFC 10.6 8.2 8.2 2.4
M&T Bank Corporation MTB 9.1 6.2 6.2 2.9
UnionBanCal Corporation UNB 11.1 8.1 8.1 3.0
BBVA  Compass Bancshares BBVA 11.6 8.5 8.5 3.1
RBS Citizens Financial Group RBS 13.9 10.7 10.7 3.2
BMO Financial Corp. BMO 10.8 7.6 7.6 3.2
Huntington Bancshares Incorporated HBAN 10.9 7.4 7.4 3.5
JPMorgan Chase & Co. JPM 10.5 6.7 6.3 4.2
Capital One Financial Corporation COF 12.7 7.8 7.8 4.9
Bank of America Corporation BAC 11.1 6.0 5.9 5.2
Citigroup C 12.7 7.2 7.2 5.5
Santander Holdings USA SC 13.7 7.3 7.3 6.4
Morgan Stanley MS 12.6 7.6 6.1 6.5
Zions Bancorporation ZB 10.5 3.6 3.6 6.9
Goldman Sachs Group GS 14.2 9.2 6.9 7.3
HSBC North America Holdings HSBC 14.7 6.6 6.6 8.1
SOURCE:
Federal Reserve – Dodd-Frank Act Stress
Test  (DFAST) 2014: Supervisory Stress
Test Methodology and Results

Barclays Global Financial Services Conference 2014
Disclosures
All statistics are global and represent the minimum number of BNY Mellon client relationships in each category.
•
Fortune 500 (as of 12/31/13)
•
Central Banks (as of June 2013)
•
Pensions & EB Funds (as of 2/26/14)
•
Endowments (as of 2/26/14)
•
Life & Health Insurance Companies (as of 2/26/14)
•
QS World Universities Top 50 (of 400 listed) (as of 12/31/2013)

// Fortune magazine, May 2013; Global 500 data
// CIA World Factbook, IMF, annual reports
// Reprinted with permission of Pensions & Investments, Copyright 2013 // Metric is Plan Assets, Millions (converted in thousands)
// Reprinted with permission of NACUBO, Copyright 2013 // Metric is Total Market Value of Endowments, in thousands, as of FYE 2011
// Data source used by P&I Magazine
// Reprinted with permission of A.M. Best Company, Inc., Copyright 2013 // Metric is 2012 Total Admitted Assets, in thousands
// www.topuniversities.com/university-rankings/world-university-rankings/2013

Barclays Global Financial Services Conference 2014
Asset Servicing: Largest global custodian ranked by
Assets Under Custody and / or Administration
Source: Globalcustody.net, 2013, data as of June 30, 2013 or as otherwise noted by relevant ranked entity.
Broker-Dealer Services:  #1 (U.S.), growing globally
Leading provider of U.S. Government Securities clearance services
Source: Federal Reserve Bank of New York - Fedwire Securities High Volume
Customer Report, March 2013
Alternative Investment Services:  #3 fund administrator
Based on single manager funds and funds of hedge fund assets under administration combined.
Source: HFMWeek 20th Biannual AuA Survey - June 2013
Corporate Trust:  #1 Global Corporate Trust Service Provider Source: Thomson Reuters and Dealogic, first quarter, 2013
Depositary Receipts: #1 in market share (~60%)
Leader in sponsored global depositary receipts programs
Source: BNY Mellon. Data as of December 31, 2013
Pershing:  #1 U.S. clearing firm
Pershing LLC., ranked by number of broker-dealer customers
Source: Investment News, 2012
Treasury Services: Top 5 in USD payments
Fifth largest participant in CHIPS funds transfer volume
Fifth largest Fedwire payment processor
Source: CHIPS High Volume Customer Report, June 2013 and Fedwire High Volume
Customer Report, June 2013
Asset Management
Eighth largest global asset manager
Source: Pensions & Investments, November 2013
Wealth Management
Seventh largest U.S. wealth manager
Source: Barron’s, Sept 2013
Disclosures

Barclays Global Financial Services Conference 2014
Disclosures
BNY Mellon Investment Management is one of the world’s leading investment management organizations and one of the top U.S. wealth managers, encompassing BNY Mellon’s affiliated investment management firms, wealth management organization and global distribution companies. BNY Mellon is the corporate brand of The Bank of New York Mellon
Corporation and may also be used as a generic term to reference the Corporation as a whole or its various subsidiaries generally. Products and services may be provided under various brand names and in various countries by subsidiaries, affiliates and joint ventures of The Bank of New York Mellon Corporation where authorized and regulated as required within each jurisdiction.
Products or services described herein are provided by BNY Mellon, its subsidiaries, affiliates or related companies and may be provided in various countries by one or more of these companies where authorized and regulated as required within each jurisdiction. Certain investment vehicles may only be offered through regulated entities or licensed individuals, such as a bank, a broker-dealer or an insurance company. However, this material is not intended, nor should be construed, as an offer or solicitation of services or products or an endorsement thereof in any jurisdiction or in any circumstance that is otherwise unlawful or unauthorized.
The investment products and services mentioned here are not insured by the FDIC (or any other state or federal agency), are not deposits of or guaranteed by any bank, and may lose value.
This material is not intended as an offer to sell or a solicitation of an offer to buy any security, and it is not provided as a sales or advertising communication and does not constitute investment advice. MBSC Securities Corporation, a registered broker-dealer, FINRA member and wholly owned subsidiary of BNY Mellon, has entered into agreements to offer securities in the U.S. on behalf of certain BNY Mellon Investment Management firms.
Securities in Canada are offered through BNY Mellon Asset Management Canada Ltd., registered as a Portfolio Manager and Exempt Market Dealer in all provinces and territories of
Canada, and as an Investment Fund Manager and Commodity Trading Manager in Ontario.
The value of investments and the income from them is not guaranteed and can fall as well as rise due to stock market and currency movements. When you sell your investment you may get back less than you originally invested.
Rankings include assets managed by BNY Mellon’s investment boutiques and BNY Mellon Wealth Management. Each ranking may not include the same mix of firms.
Unless otherwise noted, all references to assets under management (which are approximate) are as of 6/30/14. Assets under management (AUM) / overlay under management (OUM)
for The Boston Company Asset Management, EACM Advisors, Mellon Capital Management Corporation and Standish Mellon Asset Management Company LLC includes assets managed by those individual firms’ officers as associated persons, dual officers or employees of The Dreyfus Corporation. In addition, AUM/OUM for the following firms includes assets managed by them as non-discretionary investment manager for, or by the individual firms’ officers as dual officers or employees of, The Bank of New York Mellon: The Dreyfus
Corporation and its BNY Mellon Cash Investment Strategies division, The Boston Company Asset Management, LLC, CenterSquare Investment Management, Inc, Mellon Capital
Management Corporation, Newton Capital Management Limited (part of The Newton Group) and Standish Mellon Asset Management Company LLC.
Alcentra Limited, Insight Investment Management Limited, Newton Capital Management Limited, Newton Investment Management Limited and Walter Scott & Partners Limited are
authorized and regulated by the Financial Conduct Authority. The registered address for Alcentra Limited is 10 Gresham Street, London, EC2V7JD, England. The registered address for
Insight Investment and Newton is BNY Mellon Centre, 160 Queen Victoria Street, London, EC4V 4LA, England. The registered address for Walter Scott is One Charlotte Square,
Edinburgh, EH2 4DR, Scotland.
The Alcentra Group refers to the affiliated companies Alcentra, Ltd and Alcentra NY, LLC. AUM includes assets managed by both companies.
BNY Mellon Cash Investment Strategies (CIS) is a division of The Dreyfus Corporation.
Important Information

Barclays Global Financial Services Conference 2014
Disclosures
BNY Mellon Investment Strategy & Solutions Group (“ISSG”) is part of The Bank of New York Mellon (“Bank”).  In the US, ISSG offers products and services through the Bank, including investment strategies that are developed by affiliated BNY Mellon Investment Management advisory firms and managed by officers of such affiliated firms acting in their capacities as dual officers of the Bank.
Insight Investment Management Limited and Meriten Investment Management GmbH do not offer services in the U.S.  This presentation does not constitute an offer to sell, or a solicitation of an offer to purchase, any of the firms’ services or funds to any U.S. investor, or where otherwise unlawful.
BNY Mellon owns 90% of The Boston Company Asset Management, LLC and the remainder is owned by employees of the firm.
BNY Mellon owns a 19.9% minority interest in The Hamon Investment Group Pte Limited, the parent company of Blackfriars Asset Management Limited and Hamon
Asian Advisors Limited which both offer investment services in the U.S.
Insight investment's assets under management are represented by the value of cash securities and other economic exposure managed for clients. Services offered in the U.S., Canada and Australia by Pareto Investment Management Limited under the Insight Pareto brand.
Mellon Capital Management Corporation AUM includes $4.6 billion in overlay strategies.
Meriten Investment Management GmbH does not offer services in the U.S It was formerly known as WestLB Mellon Asset Management KAG mbH.
The Newton Group (“Newton”) is comprised of the following affiliated companies: Newton Investment Management Limited, Newton Capital Management Limited
(NCM Ltd) and Newton Capital Management LLC (NCM LLC). NCM LLC personnel are supervised persons of NCM Ltd and NCM LLC does not provide investment advice, all of which is conducted by NCM Ltd. Only NCM LLC and NCM Ltd offer services in the U.S. AUM for the Newton Group include assets managed by all of these companies (except NCM LLC). In addition, AUM for the Firm may include assets managed by the firm's officers as dual officers or employees of The Bank of
New York Mellon and assets of wrap fee account(s) and high net worth client model(s) for which Newton Capital Management Limited provides advice in the form of non-discretionary model portfolios.
BNY Mellon owns a 20% interest in Siguler Guff & Company, LP and certain related entities (including Siguler Guff Advisers, LLC).

Securities transactions are effected, where required, only through registered broker-dealers. Pershing is the umbrella name for Pershing LLC (member FINRA,
SIPC and NYSE), Pershing Advisor Solutions (member FINRA and SIPC), Pershing Prime Services (a service of Pershing LLC), Pershing Limited (UK), Pershing
Securities Limited, Pershing Securities International Limited (Ireland), Pershing (Channel Islands) Limited, Pershing Securities Canada Limited, Pershing
Securities Singapore Private Limited and Pershing Securities Australia Pty. Ltd. SIPC protects securities in customer accounts of its members up to $500,000 in securities (including $250,000 for claims for cash). Explanatory brochure available upon request or at www.sipc.org. SIPC does not protect against loss due to market fluctuation. SIPC protection is not the same as, and should not be confused with, FDIC insurance. Investment products (other than deposit products)
referenced in this brochure (including money market funds) are not insured by the FDIC (or any other state or federal agency), are not deposits of or guaranteed by BNY Mellon or any bank or non-bank subsidiary thereof, and are subject to investment risk, including the loss of principal amount invested.